Subscription Agreement: Estore of New York Inc.

Name of Subscriber:

_________________________________________________

Name of Subscriber:

_________________________________________________

Address of Subscriber:

_________________________________________________

_________________________________________________

_________________________________________________

Amount of Capital Commitment: US $____________________________

Country of Residence: _______________________________________

If applicable, jurisdiction of incorporation: ________________________

The Subscriber hereby agrees with Estore of NY Inc. (the “Company”), as follows:  1. The Subscriber hereby agrees to subscribe for a total contribution to the capital of the Company in the amount specified above (the “Capital Commitment”) in accordance with, and subject to the terms, provisions and conditions set out in this Subscription Agreement and in the draft Offering Memorandum. 2. The Subscriber agrees to pay in US Dollars to the Company, on or prior to the date established by Estore of NY Inc.and notified to the Subscriber (the “Initial Closing Date”) good funds in the amount equal to the Subscriber’s Capital Commitment as specified above, by  check/certified check or wire transfer to the account stated in Appendix B. 3. The Subscriber understands that the Company will notify it whether this Subscription Agreement has been accepted or rejected by the Initial Closing Date.  Acceptance of this Subscription Agreement shall be evidenced by return to the Subscriber of one original copy of this Subscription Agreement, acknowledged by the Company.  The Subscriber further understands that the Company reserves the right to accept or reject subscriptions and that this Subscription Agreement may be rejected for any reason whatsoever by the Company as it shall deem necessary. 4. The Subscriber acknowledges, warrants, represents and agrees as follows: a. The Subscriber has reviewed and understands the risks of, and other considerations relating to, the Capital Commitment and an investment in Estore of NY Inc.The Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company and of making an informed investment decision. b. The Subscriber has been granted the opportunity to make a thorough investigation of the proposed activities of the Company, has been furnished with all materials relating to the Company and its proposed activities that it has requested, and has been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations made or information conveyed to it. c. The Subscriber is aware the shares subscribed to have not bee registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, are “restricted securities” under the Securities Act and may not be sold or transferred unless they are registered under the Securities Act (which the Company is under no obligation to do) or unless an exemption from such registration requirements is available.   d. The Capital Commitment is being subscribed to for the Subscriber’s own account for investment only and not with a view to, or with any intention of a distribution or resale, in whole or in part, or the grant of any participation in the Capital Commitment. e. The Subscriber is either (please indicate whichever is applicable):  i. an “accredited investor” as such term as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”), and a “qualified purchaser” as defined under Section 2(a)(51) of the United States Investment Company Act of 1940, as amended (the “Investment Company Act”):     □Yes   □No

ii. nor a U.S. Person as defined under Rule 501 under the Securities Act:       □Yes   □No

5. The Subscriber, if a corporation, partnership, trust or other form of legal entity, agrees, warrants and represents that (a) it is authorized and otherwise duly qualified to subscribe for the Capital Commitment and to execute this Subscription Agreement; (b) upon acceptance of this Subscription Agreement by the Company, this Subscription

Agreement will constitute the valid, binding and enforceable obligation of the Subscriber; (c) the person executing this Subscription Agreement on behalf of the Subscriber is authorized to act for the Subscriber in subscribing for the Capital Commitment; (d) the Subscriber has its principal place of business as set out above; and (e) the Subscriber has been duly incorporated or formed and is validly existing under the laws of its jurisdiction of incorporation or formation indicated above with full corporate power and authority to execute this Subscription Agreement and to enter into the transactions contemplated by the Offering Memorandum.  The Subscriber agrees to supply any additional written information concerning the representations in this Subscription Agreement that the Company may reasonably require.

6. If the Subscriber is acting on behalf of, or is acquiring an interest in the Company with the assets of, an employee benefit plan (a “Plan”) which is subject to the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”): (a) it is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA; (b) it has concluded that its proposed investment in the Company is a prudent one; (c) the fiduciary or other person signing this Subscription Agreement is independent of the Company; and (d) this subscription and the investment contemplated hereby is in accordance with all requirements applicable to the Plan under its governing instruments and under ERISA.  Please indicate if the Subscriber is acting on behalf of, or is acquiring an interest in the Company with the assets of, a Plan, which is subject to ERISA:

7. Please answer yes if all of the following statements are true: The Subscriber is not an investment company or is an exempted investment company as defined in the Investment Company Act, is not registered under the Investment Company Act, is not engaged, and does not hold itself out as being engaged, primarily in the business of investing, reinvesting or trading in securities, does not own or propose to acquire investment securities (as defined in the Investment Company Act) having a value exceeding 40% of the value of the Subscriber’s total assets (exclusive of securities issued or guaranteed by the U.S. government or on its authority and cash items) on an unconsolidated basis, and does not propose to engage in any such activity.□Yes   □No

8. The Subscriber was not formed or availed of for the specific or principal purpose of acquiring an interest in the Company and has not invested substantially all of its assets in the Company. 9. Neither this Subscription Agreement nor the rights accruing pursuant to this Subscription Agreement shall be transferable unless approved in writing by the Company. 10. This Subscription Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the Subscriber, subject to the requirement of Section 9 of this Subscription Agreement and, when accepted by the Company, shall be binding upon the Company’s successors and assigns. 11. All of the agreements, representations and warranties made by the Subscriber in this Subscription Agreement shall survive the execution of the Offering Memorandum. 12. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement on  _______________,

____________________________________ (Name of Subscriber - please print)

By

__________________________________  (Signature of Subscriber)

__________________________________ (Name of Signatory - please print)

__________________________________ (Title of Signatory - please print)

ACKNOWLEDGEMENT AND ACCEPTANCE

The foregoing Subscription Agreement is accepted upon the terms and conditions specified above and in the Offering Memorandum. Estore of NY Inc.

By:____________________________ Name: CEO